UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02:                              DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 22, 2017, Waddell & Reed Financial, Inc. (the “Company”) announced that Thomas W. Butch had stepped down as Executive Vice President and Chief Marketing Officer of the Company and would be available through December 31, 2017 to assist in transitioning his responsibilities to existing officers of the Company and its subsidiaries.

In connection with Mr. Butch’s departure, the Company and Mr. Butch executed a Severance Agreement and Release of All Claims, effective January 13, 2018 (the “Severance Agreement”).  Pursuant to the Severance Agreement: (i) Mr. Butch (a) to the extent permitted by law, released the Company and its affiliates from all claims, (b) is subject to indefinite confidentiality and non-disparagement obligations and (c) is subject to a non-competition and non-solicitation covenants until November 17, 2018; (ii) Mr. Butch will receive severance pay for 36 weeks following the effective date of the Separation Agreement at his current base salary pursuant to the terms of the Company’s Severance Pay Plan, as described in the Company’s 2017 Proxy Statement; and (iii) 61,666 shares of Mr. Butch’s unvested restricted stock of the Company vested on the effective date of the Severance Agreement.  Mr. Butch is also entitled to receive standard retirement and pension benefits, subject to the terms and conditions of the Company’s 401(k) and Thrift Plan and Retirement Income Plan.

The foregoing is a summary of the terms of the Severance Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description

10.1	Severance Agreement and Release of All Claims, effective January 13, 2018, by and between Thomas W. Butch and W & R Corporate LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: January 17, 2018	By:	/s/ Wendy J. Hills
Wendy J. Hills
Senior Vice President, General Counsel, Chief Legal Officer and Secretary